Exhibit 10.1

TO:	The Lenders under the Credit Agreement dated as of May 24, 2007 (the “Credit Agreement”) among Spectra Energy Partners OLP, LP (“Borrower”), Spectra Energy Partners, LP (“Parent Guarantor”), the Lenders party thereto and Wachovia Bank, National Association, as Agent
September 30, 2007
FIRST AMENDMENT TO CREDIT AGREEMENT
Ladies and Gentlemen:
     Pursuant to clause (d) of the first sentence of the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement, cash dividends actually received from unconsolidated subsidiaries of the Parent or other Persons during the period are included in the calculation thereof for such period. Borrower has requested that such clause be amended such that cash dividends actually received from unconsolidated subsidiaries within thirty (30) days after the last day of a fiscal quarter that are attributable to operations during such prior fiscal quarter also be included in such calculation for such prior fiscal quarter.
     In addition, Qualified Projects are defined in Section 1.1 of the Credit Agreement as certain capital projects of the Borrower or any of its Subsidiaries. Borrower has requested that certain capital projects of unconsolidated subsidiaries also be included in such definition.
     Borrower, Agent and Required Lenders hereby agree as follows:
     1. Amendment to Consolidated EBITDA.
     Clause (d) of the first sentence of the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
(d) the amount of cash dividends actually received during such period by the Parent on a consolidated basis from unconsolidated subsidiaries of the Parent or other Persons; provided, any such cash dividends actually received within thirty days after the last day of any fiscal quarter attributable to operations during such prior fiscal quarter shall be deemed to have been received during such prior fiscal quarter and not in the fiscal quarter actually received.
     2. Amendments to Qualified Project; Qualified Project EBITDA Adjustment.
     The reference to “Borrower or any of its Subsidiaries” in the definition of “Qualified Project” in Section 1.1 of the Credit Agreement is hereby amended to refer instead to “Borrower, any of its Subsidiaries, or any unconsolidated subsidiary of Parent”.
     The definition of “Qualified Project EBITDA Adjustment” in Section 1.1 of the Credit Agreement is hereby amended by adding a new paragraph at the end thereof, to read as follows:
Any Qualified Project EBITDA Adjustment with respect to any Qualified Project of an unconsolidated subsidiary of Parent shall be determined as set forth above,

1	Spectra First Amendment

based upon the projected (prior to the Commercial Operation Date) and actual (on and after the Commercial Operation Date) cash dividends projected to be received or actually received by the Parent from such unconsolidated subsidiary.
     Borrower hereby represents and warrants that (i) the representations and warranties made by the Credit Parties in the Credit Agreement (other than as set forth in Section 6.12 and 6.14 thereof) are true and correct in all material respects at and as if made as of the date hereof (except to the extent such representations and warranties expressly and exclusively relate to an earlier date) and (ii) no Default or Event of Default exists or is continuing either prior to or after giving effect hereto.
     The Credit Agreement as hereby amended is hereby ratified and confirmed in all respects, effective as of September 30, 2007. The Credit Documents, as they may be amended or affected hereby, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Credit Document shall be deemed to be a reference to the Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Credit Document nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Capitalized terms defined in the Credit Agreement shall have the same meanings whenever used herein. This Amendment is a Credit Document, and all provisions in the Credit Agreement pertaining to Credit Documents apply hereto.
     This Amendment shall be governed by and construed in accordance the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.
     THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
     Please execute a copy of this letter in the space provided below to evidence your consent hereto. This Amendment shall become effective as of the date hereof upon consent of Required Lenders. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent
By:	/s/ Lawrence P. Sullivan
	Name:	Lawrence P. Sullivan
	Title:	Managing Director

2	Spectra First Amendment

SPECTRA ENERGY PARTNERS OLP, LP, Borrower
By:	/s/ Lon C. Mitchell, Jr.
	Name:	Lon C. Mitchell, Jr.
	Title:	Vice President and Chief Financial Officer

SPECTRA ENERGY PARTNERS, LP, Parent Guarantor
By:	Spectra Energy Partners (DE) GP, LP

By:	Spectra Energy Partners GP, LLC

By:	/s/ Lon C. Mitchell, Jr.
	Name:	Lon C. Mitchell, Jr.
	Title:	Vice President and Chief Financial Officer

3	Spectra First Amendment

We hereby consent to the foregoing Amendment:

CITIBANK, N.A.
By:	/s/ Todd Mogil
	Name:	Todd Mogil
	Title:	Attorney-in-Fact

4	Spectra First Amendment

We hereby consent to the foregoing Amendment:

JPMORGAN CHASE BANK, N.A.
By:	/s/ Rob Traband
	Name:	Rob Traband
	Title:	Executive Director

5	Spectra First Amendment

We hereby consent to the foregoing Amendment:

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ John Preece
	Name:	John Preece
	Title:	Vice President

6	Spectra First Amendment

We hereby consent to the foregoing Amendment:

SUNTRUST BANK
By:	/s/ Sean P. Drinon
	Name:	Sean P. Drinon
	Title:	Director

7	Spectra First Amendment

We hereby consent to the foregoing Amendment:

BARCLAYS BANK PLC
By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

8	Spectra First Amendment

We hereby consent to the foregoing Amendment:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Lender
By:	/s/ A. Reiter
	Name:	A. Reiter
	Title:	Authorized Signatory

9	Spectra First Amendment

We hereby consent to the foregoing Amendment:

CREDIT SUISSE, Cayman Islands Branch
By:	/s/ Karim Blasetti
	Name:	Karim Blasetti
	Title:	Vice President

By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Associate

10	Spectra First Amendment

We hereby consent to the foregoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH Lender
By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Vice President

11	Spectra First Amendment

We hereby consent to the foregoing Amendment:

LEHMAN BROTHERS COMMERCIAL BANK
By:	/s/ Brian McNany
	Name:	Brian McNany
	Title:	Authorized Signatory

12	Spectra First Amendment

We hereby consent to the foregoing Amendment:

MERRILL LYNCH BANK USA
By:	/s/ Derek Befus
	Name:	Derek Befus
	Title:	Vice President

13	Spectra First Amendment

We hereby consent to the foregoing Amendment:

MORGAN STANLEY BANK
By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

14	Spectra First Amendment

We hereby consent to the foregoing Amendment:

UBS LOAN FINANCE LLC
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

15	Spectra First Amendment

We hereby consent to the foregoing Amendment:

ABN AMRO BANK N.V.
By:	/s/ John Reed
	Name:	John Reed
	Title:	Director

By:	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Vice President

16	Spectra First Amendment

We hereby consent to the foregoing Amendment:

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Keven D. Smith
	Name:	Keven D. Smith
	Title:	Senior Vice President

17	Spectra First Amendment